Exhibit 10.16

                          REGISTRATION RIGHTS AGREEMENT

                  THIS REGISTRATION RIGHTS AGREEMENT, dated as of May 21, 2003(this "Agreement"), is made by and between HEALTH SCIENCES GROUP, INC., a Colorado corporation, with headquarters located at 6080 Center Drive, 6th Floor, Los Angeles, California 90045 (the "Company"), and CASTLERIGG MASTER INVESTMENTS, LTD., a corporation organized under the laws of the British Virgin Islands, with headquarters at 1251 Avenue of the Americas, New York, New York 10020 (the "Investor").

                              W I T N E S S E T H:

                  WHEREAS, upon the terms and subject to the conditions of the Securities Purchase Agreement, dated as of the date of acceptance as set forth on the Securities Purchase Agreement, between the Investor and the Company (the "Securities Purchase Agreement") capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement), the Company has agreed to issue and sell to the Investor a Debenture; and

                  WHEREAS, the Debenture is convertible into shares of Common Stock (the "Conversion Shares"); which term, for purposes of this Agreement, shall include shares of Common Stock of the Company issuable in lieu of accrued interest through the Maturity Date of the Debenture, as that term is defined in and as contemplated by the Debenture) upon the terms and subject to the conditions contained in the Debenture; and

                  WHEREAS, the Company has agreed to issue the Warrant to the Investor in connection with the issuance of the Debenture, and the Warrant may be exercised for the purchase of shares of Common Stock (the "Warrant Shares") upon the terms and conditions of the Warrant; and

                  WHEREAS, to induce the Investor to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), with respect to the Registrable Securities;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

                  1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

                  (a) "Closing Date" means the date of the closing of the purchase and sale of the Debentures and Warrants upon the release of the Purchase Price from escrow, as provided in the Securities Purchase Agreement.

                  (b) "Effective Date" means the date the SEC declares a Registration Statement covering Registrable Securities and otherwise meeting the conditions contemplated hereby to be effective.

                  (c) "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

                  (d) "Registrable Securities" means the Conversion Shares and the Warrant Shares.

                  (e) "Registration Statement" means a registration statement of the Company under the Securities Act covering Registrable Securities on Form SB-2, if the Company is then eligible to file using such form, and if not eligible, on such other appropriate form.


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                  2. Registration.

                  (a) Mandatory Registration. The Company shall prepare and file with the SEC, as soon as possible after the Closing Date but no later than thirty (30) days after the effective date of the registration of securities pursuant to that certain Registration Rights Agreement between the Company and Brivis Investments, Ltd. And Stranco Investments, Ltd. dated February 24, 2003 (the "Required Filing Date"), a Registration Statement registering for resale by the Investor a sufficient number of shares of Common Stock for the Investors to sell the Registrable Securities, but in no event less than the number of shares equal to the number of shares into which the Debentures and all interest thereon through the Maturity Date would be convertible at the time of filing of such Registration Statement and (y) the number of Warrant Shares which would be issuable on exercise of the Warrant. The Registration Statement shall also cover the shares of Common Stock issuable upon exercise of the Warrants being issued toVestcom LTD. The Registration Statement shall state that, in accordance with Rule 416 and 457 under the Securities Act, it also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Debentures and the exercise of the Warrants to prevent dilution resulting from stock splits or stock dividends. The Company will use its reasonable best efforts to cause such Registration Statement to be declared effective. In the event that the Registration Statement is is not effective (the "Required Effective Date") upon the earlier of (Y) five (5) days after oral or written notice by the SEC that it may be declared effective or (Z) ninety (90) days after the Required Filing Date (unless such failure to become effective is a result of the actions of the Lender), the Company will be deemed to be in breach of this Agreement.

                  (b) Payments by the Company.

                  (i) If the Registration Statement covering the Registrable Securities is not filed in proper form with the SEC by the Required Filing Date, the Company will make payment to the Initial Investor in such amounts and at such times as shall be determined pursuant to this Section 2(b).

                  (ii) If the Registration Statement covering the Registrable Securities is not effective by the relevant Required Effective Date or if the Investor is restricted from making sales of Registrable Securities covered by a previously effective Registration Statement at any time by virtue of a suspension or stop order with respect to such Registration Statement (the date such restriction commences, a "Restricted Sale Date"), then the Company will make payments to the Investor in such amounts and at such times as shall be determined pursuant to this Section 2(b); notwithstanding the following, the Company may suspend the Investor from making sales of Registrable Securities for up to three such suspension periods during any consecutive 12 month period, each of which suspension period shall not either (i) be for more than three (3) business days or (ii) begin less than ten (10) business days after the last day of the preceding suspension.

                  (iii) The amount (the "Periodic Amount") to be paid by the Company to the Investor shall be determined as of each Computation Date (as defined below) and such Periodic Amount shall be equal to 2% of the principal amount of Debenture outstanding for the period from the date following each of the relevant Required Filing Date or the Required Effective Date, as the case may be, to the first relevant Computation Date, and thereafter to each subsequent Computation Date (prorated on a daily basis if such period is less than thirty (30) days). The parties acknowledge that the failure to comply on a timely basis with the provisions related to both the Required Filing Date and the Required Effective Date would result in a payment of four percent of the then outstanding principal amount of the Debenture. Anything in the preceding provisions of this paragraph (iii) to the contrary notwithstanding, after the Effective Date the Purchase Price shall be deemed to refer to the sum of (X) the principal amount of all Debentures previously purchased but not yet converted and (Y) the Held Shares Value (as defined below). The "Held Shares Value" means, for shares acquired by the Investor upon a conversion within the thirty (30) days preceding the Restricted Sale Date, but not yet sold by the Investor the principal amount of the Debentures converted into such shares of Common Stock; provided, however, that if the Investor effected more than one conversion during such thirty (30) day period and sold less than all of such shares, the sold shares shall be deemed to be derived first from the conversions in the sequence of such conversions (that is, for example, until the number of shares from the first of such conversions have been sold, all shares shall be deemed to be from the first conversion; thereafter, from the second conversion until all such shares are sold).


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                  (iv) Each Periodic Amount will be payable by the Company,  and at the option of the Investor, in cash or freely tradable shares of Common Stock
(1) on the day after the Required Filing Date or the Required Effective Date, as the case may be, and (2) each thirtieth day thereafter.

                  (v) The parties acknowledge that the damages which may be incurred by the Investor if the Registration Statement is not filed by the Required Filing Date or the Registration Statement has not been declared effective by a Required Effective Date, including if the right to sell Registrable Securities under a previously effective Registration Statement is suspended or the shares of the Company's stock are not listed on the Principal Trading Market, may be difficult to ascertain. The parties agree that the Periodic Amounts represent a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of such damages.

                  (vi) Notwithstanding the foregoing, the amounts payable by the Company pursuant to this provision shall not be payable to the extent any delay in the effectiveness of the Registration Statement or such Registration Statement is suspended or subject to a stop order occurs because of an act of, or a failure to act or to act timely by the Investor or its counsel.

                  (vii) "Computation Date" means (A) the date which is the earlier of (1) thirty (30) days after the Required Filing Date or Required Effective Date, as the case may be, or (2) the date after the Required Filing Date on which the Registration Statement is filed (with respect to payments due as contemplated by Section 2(b)(i) hereof) or the date after the Required Effective Date on which the Registration Statement is declared effective (with respect to payments due as contemplated by Section 2(b)(ii) hereof), as the case may be, and (B) each date which is the earlier of (1) thirty (30) days after the previous Computation Date or (2) the date after the previous Computation Date on which the Registration Statement is filed (with respect to payments due as contemplated by Section 2(b)(i) hereof) or is declared effective (with respect to payments due as contemplated by Section 2(b)(ii) hereof), as the case may be.

                  3.  Obligations  of  the  Company.   In  connection  with  the
registration of the Registrable Securities, the Company shall do each of the following:

                  (a) Prepare promptly, and file with the SEC by the Required Filing Date a Registration Statement with respect to not less than the number of Registrable Securities provided in Section 2(a) above, and thereafter use its reasonable best efforts to cause such Registration Statement relating to Registrable Securities to become effective by the Required Effective Date and keep the Registration Statement effective at all times during the period (the "Registration Period") continuing until the earlier of (i) the date when the Investors may sell all Registrable Securities under Rule 144 without volume or other restrictions or limits or (ii) the date the Investors no longer own any of the Registrable Securities, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

                  (b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

                  (c) Permit a single firm of counsel designated by the Investor to review the Registration Statement and all amendments and supplements thereto a reasonable period of time (but not less than three (3) business days) prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects.

                  (d) Notify the Investor and the Investor's counsel (initially Steven W. Schuster, Esq.) and any managing underwriters immediately (and, in the case of (i)(A) below, not less than three (3) business days prior to such

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filing) and (if requested by any such person)  confirm such notice in writing no later than one (1) business day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) whenever the SEC notifies the Company whether there will be a "review" of such Registration Statement; (C) whenever the Company receives (or a representative of the Company receives on its behalf) any oral or written comments from the SEC in respect of a Registration Statement (copies or, in the case of oral comments, summaries of such comments shall be promptly furnished by the Company to the Investors); and (D) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (iv) if at any time any of the representations or warranties of the Company contained in any agreement (including any underwriting agreement) contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (vi) of the occurrence of any event that to the best knowledge of the Company makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated
therein  or  necessary  to  make  the  statements   therein,  in  light  of  the
circumstances under which they were made, not misleading. In addition, the Company shall furnish the Investor's Counsel with copies of all intended written responses to the comments contemplated in clause (C) of this Section 3(d) not later than one (1) business day in advance of the filing of such responses with the SEC so that the Investors shall have the opportunity to comment thereon;

                  (e) Furnish the Investor and to Investor's Counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of the Registration Statement, each preliminary prospectus and prospectus, and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

                  (f) As promptly as practicable after becoming aware thereof, notify each Investor of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to the Investor as the Investor may reasonably request;

                  (g) As promptly as practicable after becoming aware thereof, notify the Investor who holds the Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of a Notice of Effectiveness or any notice of effectiveness or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time;

                  (h) Use its reasonable efforts to secure and maintain the designation of all the Registrable Securities covered by the Registration Statement on the Principal Trading Market within the meaning of Rule 11Aa2-1 of the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the quotation of the Registrable Securities on the Principal Trading Market.

                  (i) Cooperate with the Investor to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts as the case may be, as the Investor may reasonably request, and, within five (5) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an appropriate instruction and opinion of such counsel;

(j) For a period of 90 days from the Effective Date, not file a Registration Statement for more than 100,000 shares of Common Stock;

(k) Take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement.

                  4. Obligations of the Investor. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

                  (a) The Investor, by the Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless the Investor has notified the Company in writing of the Investor's election to exclude all of the Investor's Registrable Securities from the Registration Statement; and

                  (b) The Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or 3(g), above, the Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or 3(g) and, if so directed by the Company, the Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

                  5. Expenses of Registration.

(a) All expenses (other than (i) underwriting discounts and commissions of the Investor and (ii) expenses of the Investor's counsel incurred in connection with registrations, filings or qualifications pursuant to Section 3), but including, without limitation, all registration, listing, and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company shall be borne by the Company.

                  (b) The Company has not, as of the date hereof, nor shall the Company on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Investor in this Agreement or the Securities Purchase Agreement, except as disclosed therein.

                  6. Indemnification. After Registrable Securities are included in a Registration Statement under this Agreement:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless, the Investor, the directors, if any, of such Investor, the officers, if any, of such Investor, and the Lender Control Person (each, an "Indemnified Party"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced in respect thereof) arise out of or are based upon: (i) any untrue statement or untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being collectively referred to as "Violations"). The Company shall reimburse the Investor for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section  6(a) shall not (i) apply to any Claims  arising  out of or based upon a

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Violation  which  occurs in reliance  upon and in  conformity  with  information furnished in writing to the Company by or on behalf of any Indemnified Party expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (ii) be available to the extent such Claim is based on a failure of the Investor to deliver or cause to be delivered the prospectus made available by the Company; or (iii) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. The Investor will indemnify the Company, its officers, directors and agents (including legal counsel) (each an "Indemnified Party") against any claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of such Investor, expressly for use in connection with the preparation of the Registration Statement, subject to such limitations and conditions set forth in this Section 6. The Investor shall reimburse the Company for any reasonable legal fees or other reasonable expenses incurred by it in connection with investigating or defending any such Claim. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party, and shall survive the offering and transfer of the Registrable Securities by the Investor.

         (b) Promptly after receipt by an Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Party, as the case may be; PROVIDED, HOWEVER, that an Indemnified Party shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

                  7.  Contribution.  To the  extent  any  indemnification  by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; PROVIDED, HOWEVER, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation; and (c) except where the seller has committed fraud (other than a fraud by reason of the information included or omitted from the Registration Statement as to which the Company has not given notice as contemplated under Section 3 hereof) or intentional misconduct, contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

                  8. Reports under Securities Act and Exchange Act. With a view to making available to Investor the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit Investor to sell securities of the Company to the public without Registration ("Rule 144"), the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144;

                  (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;


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                  (c)  furnish  to the  Investor  so long as the  Investor  owns
Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) if not available on the SEC's EDGAR system, a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without Registration.

                  9. Assignment of the Registration Rights. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to any transferee of the Registrable Securities (or all or any portion of any unconverted Debentures) only if the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee and (b) the securities with respect to which such registration rights are being transferred or assigned.

                  10. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon the Investor and the Company.

                  11. Miscellaneous.

                  (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable
Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                  (b) Notices required or permitted to be given hereunder shall be given in the manner contemplated by the Securities Purchase Agreement, (i) if to the Company or to the Investor, to their respective address and the address of their counsel as contemplated by the Securities Purchase Agreement, and (ii) if to any other Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11(b).

                  (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  (d) This Agreement shall be governed by and interpreted in accordance with the laws of the State of Colorado for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts in the City of New York, New York or the state courts of the State of New York sitting in the City of New York, New York County, New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Investor for any reasonable legal fees and disbursements incurred by the Investor in enforcement of or protection of any of its rights under this Agreement

                  (e) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

                  (f) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

                  (g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

                  (h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

                  (i) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(j) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

(k) The Company acknowledges that any failure by the Company to perform its obligations under Section 3(a) hereof, or any delay in such performance could result in loss to the Investors, and the Company agrees that, in addition to any other liability the Company may have by reason of such failure or delay, the Company shall be liable for all direct damages caused by any such failure or delay, unless the same is the result of force majeure. Neither party shall be liable for consequential damages.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                       COMPANY:
                                       HEALTH SCIENCES GROUP, INC.


                                       By: ___________________________
                                       Title:__________________________


                                       INVESTOR:
                                         CASTLERIGG MASTER INVESTMENTS, INC.

                                       By: ____________________________
                                       Name: __________________________
                                       Title:
                                              -------------------------